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Taubman Centers, Inc.
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Taubman Centers Provides Update on Shareholder Engagement

Board Remains Committed to Strong Corporate Governance Practices and Alignment with Shareholders

BLOOMFIELD HILLS, Mich.-May 30, 2017- Taubman Centers, Inc. (NYSE: TCO) (the “Company”) today issued a statement regarding its ongoing and intensive engagement with shareholders:

Myron (“Mike”) E. Ullman III, Lead Director of Taubman and Chair of the Board’s Nominating and Corporate Governance committee, said, “Members of the Taubman Board and senior management have recently engaged in in-depth discussions with many of our shareholders in which we solicited their feedback on a wide range of topics, including the Company’s overall performance and business strategy, board structure and director qualifications. We discussed with shareholders Taubman's outstanding long-term performance and best-in-class assets, strong competitive position to navigate the rapidly evolving retail environment, and continual governance enhancements year after year, including the well-received appointment of Cia Buckley Marakovits as a new independent director, the creation of the lead director role to replace our previous presiding director structure, our independent Board culture and the depth of relevant skills and expertise represented in our boardroom. Our shareholders have made a convincing case to us that the Board can and should move faster in enhancing Taubman’s corporate governance by pursuing accelerated board refreshment and moving forward with transitioning to annual elections for directors. We are committed to taking actions no later than the 2018 annual meeting as we continue to engage with our shareholders on topics of importance to them.”

Mr. Ullman continued, “The Board's unanimous decision to support these commitments in the context of on-going engagement with our shareholders reflects Taubman’s commitment to listening and responding to investor viewpoints as a vital element in our efforts to deliver superior, long-term shareholder value. We look forward to continued meaningful dialogue with our shareholders and are gratified for their transparency and directness with us.”

About Taubman

Taubman Centers is an S&P MidCap 400 Real Estate Investment Trust engaged in the ownership, management and/or leasing of 27 regional, super-regional and outlet shopping centers in the U.S. and Asia. Taubman’s U.S.-owned properties are the most productive in the publicly held U.S. regional mall industry. Founded in 1950, Taubman is headquartered in Bloomfield Hills, Mich. Taubman Asia, founded in 2005, is headquartered in Hong Kong. www.taubman.com.

FORWARD-LOOKING STATEMENTS

This document may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements reflect management's current views with respect to future events and financial performance. Forward-looking statements can be identified by words such as “will”, “may”, “could”, “expect”, “anticipate”, “believes”, “intends”, “should”, “plans”, “estimates”, “approximate”, “guidance” and similar expressions in this document that predict or indicate future events and trends and that do not report historical matters. The forward-looking statements included in this document are made as of the date hereof. Except as required by law, we assume no obligation to update these forward-looking statements, even if new information becomes available in the future. Actual results may differ materially from those expected because of various risks, uncertainties and other factors. Such factors include, but are not limited to: changes in market rental rates; unscheduled closings or bankruptcies of tenants; relationships with anchor tenants; trends in the retail industry; the liquidity of real estate investments; the company’s ability to comply with debt covenants; the availability and terms of financings; changes in market rates of interest and foreign exchange rates for foreign currencies; changes in value of investments in foreign entities; the ability to hedge interest rate and currency risk; risks related to acquiring, developing, expanding, leasing and managing properties; changes in value of investments in foreign entities; risks related to joint venture properties; insurance costs and coverage; security breaches that could impact the company’s information technology, infrastructure or personal data; the loss of key management personnel; shareholder activism costs and related business disruptions; maintaining our status as a real estate investment trust; changes in the laws of states, localities, and foreign jurisdictions that may increase taxes on our operations; and changes in global, national, regional and/or local economic and geopolitical climates. You should review our filings with the Securities and Exchange Commission, including “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent quarterly reports, for a discussion of such risks and uncertainties.

This document may also include disclosures regarding, but not limited to, estimated future earnings assumptions and estimated project costs and stabilized returns for centers under development and redevelopment which are subject to adjustment as a result of certain factors that may not be under the direct control of the company. Refer to our filings with the Securities and Exchange Commission on Form 10-K and Form 10-Q for other risk factors.

ADDITIONAL INFORMATION AND WHERE TO FIND IT
The Company has filed a definitive proxy statement and associated WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Annual Meeting of Shareholders of the Company (the “Annual Meeting”). The Company, its directors, its executive officers and certain other individuals set forth in the definitive proxy statement will be deemed participants in the solicitation of proxies from shareholders in respect of the Annual Meeting. Information regarding the names of the Company’s directors and executive officers and certain other individuals and their respective interests in the Company by security holdings or otherwise is set forth in the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2016, filed with the SEC on February 23, 2017, and has been included in the definitive proxy statement filed with the SEC on April 20, 2017. Details containing the nominees of the Company’s Board of Directors for election at the 2017 Annual Meeting of Shareholders are included in the definitive proxy statement. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The Company’s definitive proxy statement and a form of proxy have been mailed to shareholders of the Company. Investors and shareholders can obtain a copy of the documents filed by the Company with the SEC, including the definitive proxy statement, free of charge by visiting the SEC’s website, www.sec.gov. The Company’s shareholders can also obtain, without charge, a copy of the definitive proxy statement and other relevant filed documents when available from the Company’s website at www.taubman.com.

Media:
Maria Mainville
Taubman, Director, Communications
1-248-258-7469
mmainville@taubman.com

or

Andrew Siegel / Meaghan Repko / Joseph Sala
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449

or

Investors:
Ryan Hurren
Taubman, Director, Investor Relations
248-258-7232
rhurren@taubman.com